Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Xynergy Corporation (the Company) on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Edward Rose, Chief Financial Officer, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:

      1. The report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2. The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: December 19, 2004              By: /s/ Edward Rose
                                          --------------------------------------
                                          Chief Financial Officer, Secretary and
                                          Director

                                                                      Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Xynergy Corporation (the Company) on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Raquel Zepeda, Chief Executive Officer, Chairman and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:

      1. The report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2. The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: December 19, 2004               By: /s/ Raquel Zepeda
                                           -------------------------------------
                                           Chief Executive Officer, Chairman and
                                           Director